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                                                                   EXHIBIT 10.35


                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT


                This Third Amendment to Credit Agreement ("Third Amendment"), dated as of March 24, 1998, is executed by and between WELLS FARGO BANK, N.A., successor by merger to FIRST INTERSTATE BANK OF CALIFORNIA ("Bank") and DECKERS OUTDOOR CORPORATION ("Borrower"), with respect to that certain Credit Agreement dated as of July 27, 1995 (as heretofore amended, the "Credit Agreement") between Bank and Borrower.


                                   AGREEMENT


                Borrower and Bank hereby agree as follows:

        1. Section 1.1 (new definitions). Section 1.1 of the Credit Agreement is amended by adding the following new definitions in alphabetic order therein:

                        "EBITDA" means, for any fiscal period, (a) Net Income,
                plus (b) Interest Charges of the Borrower and its Subsidiaries, plus (c) income taxes charged against such Net Income, plus (d) depreciation and amortization expense of the Borrower and its Subsidiaries, in each case for that fiscal period to the extent included in determining Net Income for that fiscal period, all determined in accordance with Generally Accepted Accounting Principles, consistently applied.

                        "Generally Accepted Accounting Principles" means, as of
                any date of determination, accounting principles set forth as generally accepted in then currently effective Statements of the Auditing Standards Board of the American Institute of Certified Public Accountants, or if such statements are not then in effect, accounting principles that are then approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects to those applied at prior dates or for prior periods.



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               "Interest Charges" means, for any period, the sum of (a) all interest, charges and related expenses payable with respect to that fiscal period to a lender in connection with borrowed money or the deferred purchase price of assets that is treated as interest in accordance with Generally Accepted Accounting Principles, plus (b) the portion of rent payable with respect to that fiscal period under Capital Leases that should be treated as interest in accordance with Generally Accepted Accounting Principles, plus (c) all charges paid or payable (without duplication) during that period with respect to any Swap Agreement, excluding in any event any original issue discount associated with the Warrant.

               "Net Income" means, with respect to any fiscal period, the consolidated net income from continuing operations before extraordinary or non-recurring items of the Borrower and its Subsidiaries for that period, determined in accordance with Generally Accepted Accounting Principles, consistently applied.

     2. Section 1.1 (amended definition). Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Revolving Commitment" set forth therein in its entirety and substituting therefor the following:

               "Revolving Commitment": The amount of $25,000,000, as such amount may be reduced pursuant to Section 2.1(d)(ii).

     3. Section 2.1(d)(i). Section 2.1(d)(i) of the Credit Agreement is deleted in its entirety.

     4.   Section 2.4(a). Section 2.4(a) of the Credit Agreement is amended by
(a) striking the figures "120" in clause (ii)(x) thereof and substituting therefor the figures "180" and (b) striking the amount "$7,000,000" in clause
(iii) thereof and substituting therefor the amount "$10,000,000."

     5. Section 2.5. Section 2.5 of the Credit Agreement is amended by striking the amount "$1,500,000" in the nineteenth line thereof and substituting therefor the amount "$2,000,000."

     6.   Section 6.1(a). Section 6.1(a) of the Credit Agreement is amended by
(a) deleting Subsection 6.1(a)(ii) in its entirety, (b) deleting the reference to


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Subsection 6.1(a)(ii) in the second line of Subsection 6.1(a)(iv) and (c)
amending Subsection 6.1(a)(v) to read as follows:

     (v) concurrently with the financial statements required under subdivision
     (iii) above, an accounts receivable and accounts payable report and an inventory composition and aging report, in each case in a form customarily used by Borrower and acceptable to the Bank;

     7. Section 6.1(o). Section 6.1 of the Credit Agreement is amended by adding a new Subsection 6.1(o) to read as follows:

     (o) Annual Clean Down. Cause the aggregate principal amount of outstanding Revolving Loans to be less than $2,500,000 during a period of at least thirty (30) consecutive days during the thirteen month period ending each January 31.

     8. Section 6.1(p). Section 6.1 of the Credit Agreement is amended by adding a new Subsection 6.1(p) to read as follows:

     (p) Follow Up Documentation: Promptly following the execution of the Third Amendment (a) use its reasonable best efforts to obtain from Mark Thatcher a written reaffirmation of the Thatcher Letter and (b) and, in any event not later than 60 days after the execution of the Third Amendment, provide to Bank certificates (together with executed stock powers) representing 100% of the capital stock of the following corporations:

          (a)  Deckers Outdoor Corporation International
          (b)  Simple Shoes, Inc.
          (c)  Heirlooms, Inc.
          (d)  Holbrook, Ltd.
          (e)  Phillipsburg, Limited
          (f)  Picante, S.A.
          (g)  Deckers Baja, S.A. de C.V.

     ; provided that the foregoing covenant shall supersede all prior covenants of Borrower in favor of Bank on the subject matter hereof.


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     9.   Section 6.2(a). Section 6.2(a) of the Credit Agreement is amended by deleting such Subsection in its entirety and substituting therefor the following:

               (a) Quick Ratio. As at the end of any fiscal quarter of the Borrower, permit the ratio of the sum for Borrower and all its Subsidiaries of Cash and Cash Equivalents and accounts receivable to Consolidated Current Liabilities to be less than (i) 0.90 to 1.00 for the fiscal quarter ending on March 31, 1998, (ii) 0.90 to 1.00 for any fiscal quarter ending on December 31, or (iii) 1.00 to 1.00 for any other fiscal quarter.

     10. Section 6.2(b). Section 6.2(b) of the Credit Agreement is amended by deleting such Subsection in its entirety and substituting therefor the following:

               (b) Leverage Ratio. As at the end of any fiscal quarter of the Borrower, permit the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth to be more than the ratio set forth below opposite the period during which such fiscal quarter ends:

                           Period                          Maximum Ratio
          Closing Date through September 30, 1996          1.75 to 1.00

          Thereafter                                       1.50 to 1.00

     11. Section 6.2(c). Section 6.2(c) of the Credit Agreement is amended by deleting such Subsection in its entirety and substituting therefor the following:

               (c) Minimum EBITDA Coverage Ratio. As at the end of any fiscal quarter of the Borrower, permit the ratio of EBITDA to Debt Service for the four (4) fiscal quarter period then ended to be less than 2.50 to 1.00.

     12. Section 6.2(d). Section 6.2(d) of the Credit Agreement is amended by deleting such Subsection in its entirety and substituting therefor the following:

               (d) Consolidated Tangible Net Worth. As of the Closing Date, permit Consolidated Tangible Net Worth to be less than $32,000,000, and as of the end of each fiscal quarter of the Borrower thereafter, permit Consolidated Tangible Net Worth to be less than the



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          sum of (1) the TNW Base Amount, plus (2) 75% of the Consolidated Net
          Income for each fiscal quarter of the Borrower ending after December 31, 1996 (but only to the extent that Consolidated Net Income for any such fiscal quarter is greater than zero dollars ($0)), plus (3) 100% of the net proceeds to Borrower from the issuance and sale of equity securities of Borrower subsequent to the Closing Date. As used herein, "TNW Base Amount" means (i) before May 31, 1998, $29,900,000; (ii) on and after May 31, 1998 and before May 31, 1999, $30,400,000; (iii) on and after May 31, 1999 and before May 31, 2000, $30,900,000; (iv) on and after May 31, 2000, $31,400,000.

     13. Waiver of Certain Sections. Bank hereby waives compliance by the Borrower with Sections 6.2(f), 6.2(i), 6.2(j) and any other applicable Sections of the Credit Agreement with respect to the sale by the Company of its interests in Trukke Winter Sports Products, Inc. substantially on the terms described in the Borrower's January 28, 1998 letter to the Bank.

     14. Representations and Warranties. Borrower hereby represents and warrants to Bank that all representations and warranties contained in the Loan Documents are true and correct as of the date of this Third Amendment.

     15. Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that:

               (a) this Third Amendment shall have been executed and delivered by the Company and the Bank; and

               (b) the Bank shall have received the Consent in the form of Exhibit A executed by all of the Domestic Subsidiaries.

     16. Confirmation. In all other respects, the Loan Documents are hereby confirmed.

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            IN WITNESS WHEREOF, Bank and Borrower have executed this Amendment as of the date set forth in the preamble.


"Borrower":                               "Bank":

DECKER OUTDOOR                            WELLS FARGO BANK, N.A.
CORPORATION

By:     /s/ SCOTT ASH                     By:    /s/ ANNA K MERCER
   ---------------------------               ---------------------------
   Name:   Scott Ash                         Name:  Anna K. Mercer
   Title:  CFO                               Title: Vice President




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                                   EXHIBIT A

                       CONSENT OF GUARANTORS AND PLEDGORS

     Reference is hereby made to the Third Amendment to Credit Agreement ("Amendment") dated as of March 24, 1998, by and between Deckers Outdoor Corporation ("Borrower") and Wells Fargo Bank, National Association ("Bank").

     Each of the undersigned hereby consents to the execution and delivery and reaffirms its liability under its Continuing Guaranty, Security Agreement and any and all security agreements, pledge agreements, deeds of trust, mortgages and other collateral documents, heretofore executed and delivered by the undersigned from time to time in favor of Bank.

     IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent to be executed as of March 24, 1998


DECKERS MEXICO, INC.                    SENSI, U.S.A., INC.

By: /s/ DOUGLAS B. OTTO                 By: /s/ DOUGLAS B. OTTO
    -----------------------------           ------------------------------

Title:                                  Title:
      ---------------------------             ----------------------------


SIMPLE SHOES, INC.                      DECKERS OUTDOOR
                                          CORPORATION INTERNATIONAL

By:  /s/ DOUGLAS B. OTTO                By: /s/ DOUGLAS B. OTTO
    -----------------------------           ------------------------------

Title:                                  Title:
      ---------------------------             ----------------------------


HEIRLOOMS, INC.                         UGG HOLDINGS, INC.


By: /s/ DOUGLAS B. OTTO                 By: /s/ DOUGLAS B. OTTO
    -----------------------------           ------------------------------

Title:                                  Title:
      ---------------------------             ----------------------------



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ORIGINAL AMERICAN
   UGHS CO.


By: /s/ DOUGLAS B. OTTO
   --------------------------------
Title:
      -----------------------------




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